UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: May 31, 2009
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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PENN NATIONAL GAMING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Penn National Gaming, Inc.
825 Berkshire Boulevard, Suite 200
Wyomissing, Pennsylvania 19610

May 18, 2007

Dear Fellow Shareholder:

We have previously sent to you proxy material for the Annual Meeting of Penn National Gaming, Inc. Shareholders to be held on June 6, 2007. Your Board of Directors has unanimously recommended that stockholders return the enclosed proxy card voting FOR all of the Items.

Since approval of the Employees Long Term Incentive Compensation Plan, Long Term Incentive Compensation Plan for Non-Employee Directors and the Annual Incentive Plan require the affirmative vote of a majority of the votes cast, your vote is important, no matter how many or how few shares you may own. Whether or not you have already done so, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided.

Very truly yours,

Robert S. Ippolito
Secretary

REMEMBER:
You can vote your shares by telephone, or via the Internet.
Please follow the easy instructions on the enclosed card.

If you have any questions, or need assistance in voting your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE, at 1-888-750-5834.

PENN NATIONAL GAMING, INC.
825 BERKSHIRE BLVD., SUITE 200
WYOMISSING, PA 19610

VOTE BY INTERNET - www.Proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Penn National Gaming, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Penn National Gaming, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

123,456,789,012.00000

0000 0000 0000

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	PENNG1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PENN NATIONAL GAMING, INC.				02	00000000000		215115598034
THE BOARD OF DIRECTORS RECOMMENDS A							To withhold authority to vote for any
VOTE “FOR” THE ELECTION OF ROBERT P. LEVY				For	Withhold	For All	individual nominee(s), mark “For All
AND BARBARA Z. SHATTUCK AND “FOR”				All	All	Except	Except” and write the number(s) of the
PROPOSAL NOS. 2, 3 AND 4.							nominee(s) on the line below.
				☐	☐	☐
Vote On Directors

1.

For the election of Robert P. Levy and Barbara Z. Shattuck to serve as Class II Directors until the Annual Meeting of Shareholders of the Company to be held in the year 2010 or until their successors are elected and qualified:

	01) Robert P. Levy	02)	Barbara Z. Shattuck

							For	Against	Abstain
Proposals

2. Approval of 2007 Employees Long Term Incentive Compensation Plan.							☐	☐	☐

3. Approval of 2007 Long Term Incentive Compensation Plan for Non-Employee Directors.							☐	☐	☐

4. Approval of Annual Incentive Plan and performance goals thereunder.							☐	☐	☐

5. In their discretion, such other business as may properly come before the annual meeting.

For comments, please check this box and write them on the back where indicated.						☐

Please sign exactly as name appears.
For joint accounts, each joint owner must sign.

123,456,789,012
707569E99
Siqnature [PLEASE SIGN WITHIN BOX]			Date	P46406	Signature (Joint Owners)		Date	19

PROXY

PENN NATIONAL GAMING, INC.

ANNUAL MEETING OF SHAREHOLDERS, JUNE 6, 2007

The shareholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Form hereby appoint(s) Peter M. Carlino and Harold Cramer, and each of them, as attorneys and proxies, with full power of substitution, to vote on behalf of the shareholder(s) all of the shares of Common Stock of Penn National Gaming, Inc. (the “Company”), which the shareholder(s) would be entitled to vote at the Annual Meeting of Shareholders thereof to be held on June 6, 2007, and at any and all postponements and adjournments thereof, upon the matters listed on the reverse side.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED “FOR” SUCH PROPOSAL AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)

SEE		SEE
REVERSE	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	REVERSE
SIDE	PLEASE DATE AND SIGN ON THE OTHER SIDE AND RETURN THIS PROXY PROMPTLY.	SIDE